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EXHIBIT 23.1




                    CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the inclusion of our report dated February 3, 1998 in the annual report on Form 10-K of Premier Financial Bancorp, Inc. for the years ended December 31, 1997, 1996 and 1995.

                                        /s/ Eskew & Gresham, PSC
                                        ------------------------------
                                        Eskew & Gresham, PSC


Lexington, Kentucky
March 25, 1998